SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 14, 2003




                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                      000-21507                 11-2723423
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A

Item 7.    Financial Statements and Exhibits

(c)      Exhibits

     The following exhibit is furnished as part of this report:


Exhibit Number               Description
--------------       -----------------------------------------------------------
     99.1             Press release dated October 14, 2003.





ITEM 12 -Results of Operations and financial Condition


     On October 14, 2003, Powerwave Technologies, Inc. issued a press release regarding financial results for its third quarter of fiscal 2003, ending September 28, 2003. A copy of the press release is being furnished as Exhibit
99.1 to this Current Report on Form 8-K.


       In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.



                                   Signatures
                                   ----------




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    October 14, 2003                        POWERWAVE TECHNOLOGIES, INC
      --------------------------

                                   By:              /s/ KEVIN T. MICHAELS
                                          ----------------------------------
                                                    Kevin T. Michaels
                                              Senior Vice President, Finance and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


 Exhibit
 Number               Description
-----------   ------------------------------------------------------------------
     99.1      Press release dated October 14, 2003.











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